                                                                   EXHIBIT 10.47


Recording requested by
and when recorded mail to:

Latham & Watkins                            [NOTARY STAMP APPEARS HERE]
633 W. 5th Street, Suite 4000
Los Angeles, CA 90071-2007
Attn:  Lindsey C. Kozberg, Esq.




--------------------------------------------------------------------------------
                     (Space above line for recorder's use)


                                DEED OF TRUST,

                    ASSIGNMENT OF RENTS, SECURITY AGREEMENT

                               AND FIXTURE FILING



                          THIS DEED OF TRUST SECURES

                A SENIOR SECURED PARTICIPATING PROMISSORY NOTE



          THIS FIRST DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY ASSIGNMENT
AND FIXTURE FILING ("Deed of Trust"), is made and entered into as of the 18th
                    --------------
day of August, 1998, by and among The Badlands Golf Club Inc., a Nevada corporation (the "Trustor"), whose principal place of business is 6303 Waterford
                  -------
Blvd., Suite 225, Oklahoma City, Oklahoma 73118, First American Title Company of Nevada (the "Trustee"), whose principal place of business is 3760 Pecos McLeod
             -------
Interconnect, Suite #7, Las Vegas, Nevada 89121-4253, and National Golf Operating Partnership, L.P., a Delaware limited partnership (the "Beneficiary"),
                                                                  -----------
whose principal place of business is 2951 28th Street, Santa Monica, CA 90405.

          Terms not otherwise defined herein are defined in Exhibit B hereto.

          TRUSTOR HEREBY GRANTS, TRANSFERS, CONVEYS AND ASSIGNS TO TRUSTEE, IN TRUST, WITH POWER OF SALE, for the benefit and security of the Beneficiary, under and subject to the terms and conditions hereinafter set forth;

                              GRANTING CLAUSE ONE

                                    (Land)


          The right, title and interest of Trustor under that certain Ground Lease made and entered into on April 28, 1993, by and between the William Peccole 1982 Trust, a Nevada trust, and William Peter and Wanda Ruth Peccole Family Ltd. Partnership, a Nevada limited partnership and Senior Tour Players, Inc., a Massachusetts corporation, as amended and assigned, and that certain Ground Lease made and entered into on June 4, 1996, by and between William Peter and Wanda Lamb Peccole Family Limited Partnership, a Nevada limited partnership, the Peccole 1982 Trust, William Peter Peccole and Wanda Lamb Peccole 1971 Trust, William and Wanda Peccole 1991 Trust, Lisa Peccole Miller 1976 Trust, Laurie Peccole Bayne 1976 Trust, Leanne Peccole Goorjian 1976 Trust, each a Nevada trust, and Senior Tour Players Development Inc., a Nevada corporation, as assigned (together, the "Ground Leases"), and any other right,
                                         -------------
title and interest of Borrower in real property in the City of Las Vegas, County of Clark, State of Nevada, described in Exhibit A attached hereto and by this reference incorporated herein (the "Land").
                                    ----


                              GRANTING CLAUSE TWO

                                (Improvements)

          TOGETHER WITH, any and all buildings and improvements now or hereafter erected on the Land, including, but not limited to, the fixtures, attachments, appliances, equipment, machinery, and other articles attached to said buildings and improvements, but specifically excluding personality of tenants of the Property (the "Improvements") (the Land and Improvements are referred to
               ------------
collectively as the "Property").
                     --------

          For purposes of this Deed of Trust, fixtures shall be deemed to include, to the fullest extent allowed by law (but specifically excluding the property of tenants of the Property), all equipment and machinery now or at any time hereafter located or included in or on or appurtenant to the Property and used in connection therewith and which are or become so related to the real property encumbered hereby that an interest arises in them under real estate law including, but not limited to: all machinery, equipment (including without limitation pipes, furnaces, conveyors, drums, fire sprinklers and alarm-systems, and air conditioning, heating, refrigerating, electronic monitoring, food storage, food processing, trash and garbage removal and maintenance equipment), office equipment, all built-in tables, chairs, planters, desks, sofas, shelves, lockers and cabinets, all safes, furnishings, appliances (including without limitation iceboxes, refrigerators, fans, heaters, water heaters and incinerators), rugs, carpets and other floor coverings, draperies and drapery rods and brackets, awnings, window shades, venetian blinds, curtains, lamps, chandeliers and other lighting fixtures.

                             GRANTING CLAUSE THREE

                                    (Rents)

          TOGETHER WITH, all rents, issues, profits, royalties, income and other benefits derived from the Property (collectively the "Rents"), subject to the
                                                      -----
right, power and authority hereinafter given to Trustor to collect and apply such rents.

                              GRANTING CLAUSE FOUR

                     (Leases, Deposits and Advance Rentals)

          TOGETHER WITH, all leasehold estate, right, title and interest of Trustor in and to all leases or subleases covering the Property or any portion thereof now or hereafter existing or entered into, and all right, title and interest of Trustor thereunder, including, without limitation, all cash or security deposits, advance rentals, and deposits or payments of similar nature.

                             GRANTING CLAUSE FIVE

                             (Options to Purchase)

          TOGETHER WITH, all right, title and interest of Trustor in and to all options, rights of first refusal or similar rights to purchase or lease the Property or any portion thereof or interest therein, and any greater estate in the Property owned or hereafter acquired by Trustor.

                              GRANTING CLAUSE SIX

                          (All Additional Interests)

          TOGETHER WITH, all interests, estates or other claims, both in law and in equity, which Trustor now has or may hereafter acquire in the Property.

                             GRANTING CLAUSE SEVEN

                                  (Easements)

          TOGETHER WITH, all easements, rights-of-way and rights used in connection therewith or as a means of access thereto or which are otherwise of benefit thereto to the users thereof, and all tenements, hereditaments and appurtenances thereof and thereto.

                             GRANTING CLAUSE EIGHT

                                (Right-of-Way)

          TOGETHER WITH, all right, title and interest of Trustor, now owned or hereafter acquired, in and to any land lying within the right-of-way of any street, open or proposed, adjoining the Property, and any and all sidewalks, alleys and strips and gores of land adjacent to or used in connection with the Property.

                             GRANTING CLAUSE NINE

                              (Personal Property)

          TOGETHER WITH, all right, title and interest of Trustor in and to all tangible personal property (the "Personal Property") owned or leased by Trustor
                                 -----------------
and now or at any time hereafter located on or at the Property or used in connection therewith, including, but not limited to: all goods, machinery, tools, insurance proceeds, equipment (including without limitation electric golf carts, maintenance equipment, fire sprinklers and alarm systems, air conditioning, heating, refrigerating, electronic monitoring, entertainment, recreational, window or structural cleaning rigs, maintenance, exclusion of vermin or insects, removal of dust, refuse or garbage and all other equipment of every kind), lobby and all other indoor and outdoor furniture (including without limitation tables, chairs, planters, desks, sofas, shelves, lockers and cabinets), wall beds, wall safes, furnishings, appliances (including without limitation ice boxes, refrigerators, fans, heaters, stoves, water heaters and incinerators), rugs, carpets and other floor coverings, draperies and drapery rods and brackets, awnings, window shades, venetian blinds, curtains/lamps, chandeliers and other lighting fixtures and office maintenance and other supplies, and any and all materials, equipment and other items of personal property which are stored or otherwise placed on the Land or at other locations and are intended to be incorporated into the Improvements located or to be located on the Land.

                              GRANTING CLAUSE TEN

                             (Condemnation Awards)

          TOGETHER WITH, all the estate, interest, right, title, other claim or demand, which Trustor now has or may hereafter acquire in any and all awards made for the taking by eminent domain, or by any proceeding or purchase in lieu thereof, of the whole or any part of the Trust Estate (as defined below), including without limitation any awards resulting from a change of grade of streets and awards for severance damages.

                            GRANTING CLAUSE ELEVEN

                             (Insurance Proceeds)

          TOGETHER WITH, all the estate, interest, right, title and other claim or demand which Trustor now has or may hereafter acquire against anyone with respect to any damage to all or any part of the Trust Estate, including without limitation, damage arising from any defect in or with respect to the design or construction of all or any part of the Improvements and damage resulting therefrom.

                            GRANTING CLAUSE TWELVE

                             (Claims for Damages)

          TOGETHER WITH, all the estate, interest, right, title and other claim or demand which Trustor now has or may hereafter acquire against anyone with respect to any damage to all or any part of the Trust Estate, including without limitation, damage arising from any defect in or with respect to the design or construction of all or any part of the Improvements and damage resulting therefrom.

                           GRANTING CLAUSE THIRTEEN

                                (Water Rights)

          TOGETHER WITH, all water rights and privileges pertaining to the use and enjoyment of the Property, or otherwise appurtenant to the Land, including, without limitation, the water rights of Trustor under the following Certificates of Appropriation of Water issued by the State of Nevada (collectively, the "Certificates"): Permit 51889, Certificate 12107; Permit 29277, Certificate
 ------------
10490, Permit 47546, Certificate 12106; and Permit 12065, Certificate 4979 (including any applications, deeds or other filings with the State Engineer of the State of Nevada any and all rights derived therefrom); all right title and interest in Mortgagor in and to that certain Conditional Water Commitment Agreement dated April 4, 1995, by and between Mortgagor and the Las Vegas Valley Water District (the "Commitment Agreement"); all right, title and interest of
                     --------------------
Mortgagor in and to that certain Purchase Agreement dated March 24, 1994, by and between The William Peccole 1971 Trust, The William Peter and Wanda Ruth Peccole Family Limited Partnership and Senior Tour Players, Inc. (the "Purchase
                                                               --------
Agreement"); all rents, revenues, income, issues, profits, other payments,
---------
security deposits and other benefits to which Mortgagor may now or hereafter be entitled in connection with the Water Rights; and all proceeds, judgments, claims, compensation, awards of damages and settlements with respect to or hereafter made as a result of or in lieu of any condemnation or taking of the Land or the Water Rights by eminent domain, all refunds with respect to the payment of taxes and assessments, and all other proceeds of the conversion, voluntary or involuntary, of the Land or the Water Rights, or any part thereof, into cash or liquidated claims.

          The water rights pertaining to the Land, including, without limitation, those described in the Certificates, the Commitment Agreement and the Purchase Agreement are herein sometimes referred to as the "Water Rights."

                           GRANTING CLAUSE FOURTEEN

          (Deposits and Advance Payments of Insurance and Utilities)

          TOGETHER WITH, all deposits or other security or advance payments including without limitation rental payments made by or on behalf of Trustor to others with respect to (i) insurance policies relating to all or any part of the Trust Estate (ii) utility service for all or any part of the Trust Estate.,
(iii) cleaning, maintenance, repair, or similar services for all or any part of the Trust Estate (iv) refuse removal or sewer service for all or any part of the Trust Estate, (v) rental of equipment, if any, used in the operation by or on behalf of Trustor of all or any part of the Trust Estate, and (vi) parking or similar services or rights afforded to all or any part of the Trust Estate.

          The entire estate, property and interest hereby, conveyed to Trustee may hereafter be referred to as the "Trust Estate."
                                     ------------

                         FOR THE PURPOSE OF SECURING:

          a. Payment of indebtedness in the total principal amount of $22,648,535.49, plus principal in an amount up to $315,000 representing the Capital Improvement Advance made concurrently herewith or after the date hereof, evidenced by that certain Secured Participating Promissory Note of even date herewith (the "Note"), with a maturity date which is 15 years after the date
               ----
hereof, which has been delivered to and is payable to the order of Beneficiary, and which by this reference is hereby made a part hereof, and any and all modifications, extensions and renewals thereof.

          b. Payment of the Annual Base Interest, the Additional Interest and Appreciation Participation (as each such term is defined in the Note).

          c. Payment of all sums advanced by the Beneficiary pursuant to this Deed of Trust to protect the Trust Estate, with interest thereon at the Overdue Rate (as defined).

          d. Payment of the other sums, with interest thereon, which may hereafter be loaned to Trustor, or its successors or assigns, by the Beneficiary when evidenced by a promissory note or notes reciting that they are secured by this Deed of Trust.

          e. Payment and performance of all other obligations under this Deed of Trust, the Loan Agreement, the Note or any other Loan Instrument.

          This Deed of Trust, the Note, the Loan Agreement, any guarantee thereof and any other instrument given to evidence or further secure the payment and performance of any obligation secured hereby may hereafter be referred to as the "Loan Instruments." Capitalized terms used herein have the
                    ----------------
meanings ascribed to such terms in Exhibit B hereto.

          TO PROTECT THE SECURITY OF THIS DEED OF TRUST, TRUSTOR HEREBY COVENANTS AND AGREES AS FOLLOWS:

                                  ARTICLE I.

                      COVENANTS AND AGREEMENTS OF TRUSTOR

          Trustor hereby covenants and agrees:

          1.1. Payment of Secured Obligations. To pay when due (i) the principal
               ------------------------------
of, and the interest on, the indebtedness evidenced by the Note, (ii) the Appreciation Participation under the Note, (iii) charges, fees and all other sums as provided in the Loan Instruments and (iv) the principal of, and interest on, any future advances secured by this Deed of Trust.

          1.2. Maintenance, Repair, Alterations. To keep or cause to be kept the
               -------------------------------
Trust Estate in good order, repair and appearance, and, except as otherwise provided in Section 1.4, with reasonable promptness, make or cause to be made
            -----------
all necessary and appropriate repairs thereto of every kind and nature, whether interior or exterior, structural or non-structural, ordinary or extraordinary, foreseen or unforeseen or arising by reason of a condition existing prior to the commencement of this Deed of Trust (concealed or otherwise). Trustor shall maintain or cause to be maintained the Trust Estate in accordance with industry standards. Trustor will not take or omit to take, or permit to be taken or omitted to take, any action the taking or omission of which could reasonably be expected to impair the value or the usefulness of the Property or any part thereof for its Primary Intended Use. Nothing herein shall obligate Trustor to make any capital improvements or replacements to the Property if the Property can be repaired to the standard required by this Section 1.2, except as may be required pursuant to the Loan Agreement.

     1.3. Insurance.
          ---------

          1.3.1.  General Insurance Requirements. To at all times keep, or cause
                  ------------------------------
to be kept, the Trust Estate insured with the kinds and amounts of insurance described below. This insurance shall be written by companies authorized to do insurance business in the State of Nevada. The policies must name Beneficiary as an additional insured by way of a standard form of mortgagee's loss payable endorsement. Losses shall be payable to Beneficiary and/or Trustor (and/or Trustor's designee) as provided in Section 1.4. Any loss adjustment shall
                                   -----------
require the written consent of Beneficiary and Trustor (and/or Trustor's designee). Trustor shall furnish Beneficiary with original certificates of insurance. At least thirty (30) days prior to the expiration of each such policy, Trustor shall furnish Beneficiary with evidence satisfactory to Beneficiary of the payment of premium and the reissuance of a policy continuing insurance in force as required by this Deed of Trust. The policies on the Trust Estate shall insure against the following risks:

          (a) All Risk. Loss or damage by all risks perils including, but not
              --------
limited to, fire, vandalism, malicious mischief and extended coverages including but not limited to sprinkler leakage in an amount not less than 100% of the then Full Replacement Cost thereof.

          (b) Liability. Claims for personal injury or property damage under a
              ---------
policy of comprehensive general public liability insurance with amounts not less than $10,000,000 per occurrence and in the aggregate.

          (c) Flood. Flood (when the Property is located in whole or in material part in a designated flood plain area) and such other hazards and in such amounts as may be customary for comparable properties in the area; provided however, that Trustor shall not be required to participate in the National Flood Insurance Program.

          (d) Worker's Compensation. Adequate worker's compensation insurance
              ---------------------
coverage for all Persons employed by or on behalf of Trustor on the Property in accordance with the requirements of applicable federal, state and local laws.

          (e) Other Insurance. Such other insurance on or in connection with any
              ---------------
of the Property as Beneficiary may reasonably require, which at the time is usual and commonly obtained in connection with properties similar in type of building size and use to the Property and located in the geographic area where the Property is located; provided however, that Beneficiary shall bear the cost of any such coverage requested under this subsection (e).

          1.3.2.  Replacement Cost. In the event either party believes that the
                  ----------------
Full Replacement Cost of the insured property has increased or decreased at any time, it shall have the right to have such Full Replacement Cost redetermined by the fire insurance company which is then carrying the largest amount of fire insurance carried on the Property (the "Impartial Appraiser"). The party
                                        -------------------
desiring to have the Full Replacement Cost so redetermined shall forthwith, on receipt of such determination by such Impartial Appraiser, give written notice thereof to the other party hereto. The determination of such Impartial Appraiser shall be final and binding on Trustor and Beneficiary, and Trustor shall forthwith increase, or may decrease, the amount of the insurance carried pursuant to this Section 1.3.2, as the case may be, to the amount so determined
                 -------------
by the Impartial Appraiser. Each party shall pay one-half of the fee, if any, of the Impartial Appraiser.

          1.3.3.  Waiver of Subrogation. All insurance policies covering the
                  --------- -----------
Property including contents, fire and casualty insurance, shall expressly waive any right of subrogation on the part of the insurer against Trustor, Beneficiary and Lessee. Trustor agrees that the policies will include such waiver clause or endorsement so long as the same are obtainable without extra cost.

          1.3.4.  Form Satisfactory, Etc., All of the policies of insurance
                  -----------------------
referred to in Section 1.3.1 shall be written in a form reasonably satisfactory
               -------------
to Beneficiary and by insurance companies rated not less than XV by A.M. Best's Insurance Guide. Trustor shall pay or shall cause to be paid all premiums for the policies of insurance referred to in Section 1.3.1 and shall deliver
                                         -------------
certificates thereof to Beneficiary prior to their effective date (and with respect to any renewal policy, at least 10 days prior to the expiration of the existing policy). En the event Trustor fails to satisfy its obligations under this Section 1.3, Beneficiary shall be entitled, but shall have no obligation, to effect such insurance and pay the premiums therefor, which premiums shall be repayable to Beneficiary upon written demand as Additional Charges. Each insurer mentioned in Section 1.3.1 shall agree, by endorsement on the policy or policies
             -------------
issued by it, or by independent instrument furnished to Beneficiary, that it will give to Beneficiary 30 days' written notice before the policy or policies in question shall be altered, allowed to expire or canceled. Each such policy shall also provide that any loss otherwise payable thereunder shall be payable notwithstanding (i) any act or omission of Trustor or Lessee which might, absent such provision, result in a forfeiture of all or a part of such insurance payment, (ii) the occupation or use of the Property for purposes more hazardous than those permitted by the provisions of such policy, (iii) any foreclosure or other action or proceeding taken by Beneficiary pursuant to the Loan Instruments or (iv) any change in title to or ownership of the Property.

          1.3.5.  Change in Limits. In the event that Beneficiary shall at any
                  ----------------
time reasonably determine on the basis of prudent industry practice that the liability insurance carried by Trustor pursuant to Section 1.3.1(b) is either
                                                   ----------------
excessive or insufficient, Beneficiary and Trustor shall endeavor to agree on the proper and reasonable limits for such insurance to be carried; and such insurance shall thereafter be carried with the limits thus agreed on until further changed pursuant to the provisions of this Section 1.3.5; provided,
                                                   -------------- --------
however, that the deductibles for such insurance or the amount of such
-------
insurance which is self retained by Trustor (or Lessee) shall be as reasonably determined by Trustor (or Lessee) so long as Trustor (or Lessee) can reasonably demonstrate its ability to satisfy such deductible or amount of such self-retained insurance.

          1.3.6. Blanket Policy. Notwithstanding anything to the contrary
                 --------------
contained in this Section 1.3, Trustor's obligations to carry the insurance
                  -----------
provided for herein may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by or on behalf of Trustor; provided, however, that the coverage afforded Beneficiary will not be
         --------  -------
reduced or diminished or otherwise be different from that which would exist under a separate policy meeting all other requirements of this Deed of Trust by reason of the use of such blanket policy of insurance, and provided further that the requirements of this Section 1.3 are otherwise satisfied. The amount of the
                         -----------
total insurance allocated to the Property, which amount shall be not less than the amounts required pursuant to Section 1.3.1, shall be specified either (i)
                                 -------------
in each such "blanket" or umbrella policy or (ii) in a written statement, which Trustor shall deliver, or cause to be delivered, to Beneficiary, from the insurer thereunder. A certificate of each such "blanket" or umbrella policy shall promptly be delivered to Beneficiary.

          1.3.7. Failure to Maintain Insurance. In the event Trustor fails to
                 -----------------------------
provide, maintain, keep in force or deliver and furnish to Beneficiary the policies of insurance required by this Section 1.3, Beneficiary may procure
                                       -----------
such insurance or single-interest insurance for such risks covering Beneficiary's interest, and Trustor shall pay all premiums thereon promptly upon demand by Beneficiary, and until such payment is made by Trustor the amount of all such premiums together with interest thereon at the Overdue Rate shall be secured by this Deed of Trust. At any time following the occurrence of an Event of Default by Trustor hereunder and at the request of Beneficiary, Trustor shall deposit with Beneficiary in monthly installments an amount equal to one-twelfth (1/12) of the aggregate annual insurance premiums on all policies of insurance required by this Deed of Trust as reasonably estimated by Beneficiary. Trustor further agrees, at any time following the occurrence of an event of default by Trustor hereunder and upon Beneficiary's request, to cause all bills, statements or other documents relating to the foregoing insurance premiums to be sent or mailed directly to Beneficiary. Upon receipt of such bills, statements or other documents' and providing Trustor has deposited sufficient funds with Beneficiary pursuant to this Section 1.3.7, Beneficiary shall pay such amounts as may be due
                 -------------
thereunder out of the funds so deposited with Beneficiary. If at any time and for any reason the funds deposited with Beneficiary are or will be insufficient to pay such amounts as may then or subsequently be due, Beneficiary shall notify Trustor and Trustor shall immediately deposit an amount equal to such deficiency with Beneficiary. Notwithstanding the foregoing, nothing contained herein shall cause Beneficiary to be deemed a trustee of said funds or to be obligated to pay any amounts in excess of the amount of funds deposited with Beneficiary pursuant to this Section 1.3.7. Beneficiary may not commingle said reserve with its own
        --------------
funds and Trustor shall be entitled to any interest earned thereon.

     1.4. Application of Insurance Proceeds.
          ---------------------------------

          l.4.1. Insurance Proceeds. All proceeds of insurance payable by reason
                 ------------------
of any loss or damage to the Property or any portion thereof, and insured under any policy of insurance required by Section 1.3 shall (i) if greater than
                                    -----------
$500,000, be paid to Beneficiary and held by Beneficiary and (ii) if less than such amount, be paid to Trustor or its designee and held by Trustor or such designee. All such proceeds shall be held in trust and shall be made available for reconstruction or repair, as the case may be, of any damage to or destruction of the Property, or any portion thereof.

          1.4.2.  Disbursement of Proceeds. Any proceeds held by Beneficiary or
                  ------------------------
Trustor shall be paid out by Beneficiary or Trustor (or its designee) from time to time for the reasonable costs of such reconstruction or repair; provided,
                                                                   --------
however, that Beneficiary shall disburse proceeds subject to the following
-------
requirements:

                       (i) prior to commencement of restoration, (A) the architects, contracts, contractors, plans and specifications for the restoration shall have been approved by Beneficiary, which approval shall not be unreasonably withheld or delayed and (B) appropriate waivers of mechanics' and materialmen's liens shall have been filed;

                       (ii)    at the time of any disbursement, subject to
                               Article II, no mechanics' or materialmen's liens shall have been filed against any of the Property and remain undischarged, unless a satisfactory bond shall have been posted in accordance with the laws of the State of Nevada;

                       (iii) disbursements shall be made from time to time in an amount not exceeding the cost of the work completed since the last disbursement, upon receipt of (A) satisfactory evidence, of the stage of completion, the estimated total cost of completion and performance of the work to date in a good and workmanlike manner in accordance with the contracts, plans and specifications, (B) waivers of liens, (C) a satisfactory bringdown of title insurance and (D) other evidence of cost and payment so that Beneficiary can verify that the amounts disbursed from time to time are represented by work that is completed, in place and free and clear of mechanics' and materialmen's lien claims;

                       (iv) each request for disbursement shall be accompanied by a certificate of Trustor (or Trustor's designee), signed by the president or a vice president of Trustor (or Trustor's designee), describing the work for which payment is requested, stating the cost incurred in connection therewith, stating that Trustor (or Trustor's designee) has not previously received payment for such work and, upon completion of the work, also stating that the work has been fully completed and complies with the applicable requirements of this Deed of Trust;

                        (v) to the extent actually held by Beneficiary, (1) the proceeds shall be held in a separate account and shall not be commingled with Beneficiary's other funds, and (2) interest shall accrue on funds so held at the money market rate of interest and such interest shall constitute part of the proceeds;

                        (vi) such other reasonable conditions as Beneficiary may impose; and

                        (vii) any excess proceeds of insurance remaining after the completion of the restoration or reconstruction of the Property (or in the event Trustor is not required to restore or reconstruct) shall be paid to Trustor. All salvage resulting from any risk covered by insurance shall belong to Trustor.

          1.4.3. Reconstruction Covered by Insurance.
                 -----------------------------------

          (a) Destruction Rendering Facility Unsuitable for its Primary Use. If
              -------------------------------------------------------------
the Property is totally or partially destroyed from a risk covered by the insurance described in Section 1.3, and the Facility thereby is rendered
                       -----------
Unsuitable For Its Primary Intended Use, Trustor shall, at its election, either
(A) diligently restore or cause the restoration of the Facility to substantially the same condition as existed immediately before the damage or destruction.

          (b) Destruction Not Rendering Facility Unsuitable for its Primary Use.
              -----------------------------------------------------------------
If, the Property is totally or partially destroyed from a risk covered by the insurance described in Section 1.3, but the Facility is not thereby rendered
                       -----------
Unsuitable For Its Primary Intended Use, Trustor shall diligently restore or cause the restoration of the Facility to substantially the same condition as existed immediately before the damage or destruction; provided however, that Trustor shall not be required to restore the Personal Property and/or any Improvements if failure to do so does not adversely affect the amount of Additional Interest payable under the Note.

          (c) Costs of Repair. If the cost of the repair or restoration exceeds
              ---------------
the amount of proceeds received by Beneficiary or Trustor (or Trustor's designee) from the insurance required under Section 1.3, Trustor (or Trustor's
                                            -----------
designee) shall pay for such excess cost of repair or restoration.

          1.4.4. Reconstruction Not Covered by Insurance. If the Facility is
                 ---------------------------------------
totally or materially destroyed from a risk not covered by the insurance described in Section 1.3, whether or not such damage or destruction renders the
             ----------
Facility Unsuitable For Its Primary Intended Use, Trustor shall restore or cause to be restored the Facility to substantially the same condition as existed immediately before the damage or destruction.

    1.5.  Assignment of Policies upon Foreclosure. In the event of foreclosure
          ---------------------------------------
of this Deed of Trust or other transfer of title or assignment of the Trust Estate in extinguishment, in whole or in part, of the debt secured hereby, all right, title and interest of Trustor in and to all policies of insurance required by this section shall inure to the benefit of and pass to the successor in interest to Trustor or the purchaser or grantee of the Trust Estate.

     1.6. Indemnification; Subrogation; Waiver of Offset.
          ----------------------------------------------

          (a) If Beneficiary is made a party defendant to any litigation concerning this Deed of Trust or the Trust Estate or any part thereof or interest therein, or the occupancy thereof by Trustor, then Trustor shall indemnify, defend and hold Beneficiary harmless from all liability by reason of said litigation, including reasonable attorneys' fees and expenses incurred by Beneficiary in any such litigation, whether or not any such litigation is prosecuted to judgment; provided however, that this Section 1.6(a) shall not be
                                                    --------------
applicable to litigation resulting from the active negligence or willful misconduct of Beneficiary. If Beneficiary commences an action against Trustor to enforce any of the terms hereof or because of the breach by Trustor of any of the terms hereof, or for the recovery of any sum secured hereby, Trustor shall pay to Beneficiary reasonable attorneys' fees and expenses, and the right to such attorneys' fees and expenses shall be deemed to have accrued on the commencement of such action and shall be enforceable whether or not such action is prosecuted to judgment. if Trustor breaches any term of this Deed of Trust, Beneficiary may employ an attorney or attorneys to protect its rights hereunder, and in the event of such employment following any breach by Trustor, Trustor shall pay Beneficiary reasonable attorneys' fees and expenses incurred by Beneficiary, whether or not an action is actually commenced against Trustor by reason of breach.

          (b) Trustor waives and all right to claim or recover against Beneficiary, its officers, employees, agents and representatives, for loss or damage to Trustor, the Trust Estate, Trustor's property or the property of others under Trustor's control from any cause insured against or required to be insured against by the provisions of this Deed of Trust.

          (c) All sums payable by Trustor hereunder shall be paid without notice, demand, counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of Trustor hereunder shall in no way be released, discharged or otherwise affected (except as expressly herein) by reason of: (i) any damage to or destruction of or any condemnation or similar taking of the Trust Estate or any part thereof; (ii) any restriction or prevention of or interference with any use of the Trust Estate or any part thereof; (iii) any title defect or encumbrance or any eviction from the Property or the Improvements or any part thereof by title paramount or otherwise; (iv) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Beneficiary, or any action taken with respect to this Deed of Trust by any trustee or receiver of Beneficiary, or by any court, in any such proceeding; (v) any claim which Trustor has or might have against Beneficiary; (vi) any Event of Default or failure on the part of Beneficiary to perform or comply with any of the terms hereof or of any other agreement with Trustor; or (vii) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Trustor shall have notice or knowledge of any of the foregoing. Except as expressly provided herein, Trustor waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution or reduction of any sum secured hereby and payable by Trustor.

     1.7. Taxes and Impositions.
          ---------------------

          (a) Trustor agrees to pay or cause to be paid, prior to delinquency, all real property taxes and assessments, general and special, and all other taxes and assessments of any kind or nature whatsoever, including without limitation nongovernmental levies or assessments such as maintenance charges, owner association dues or charges or fees, levies or charges resulting from covenants, conditions and restrictions affecting the Trust Estate, which are assessed or imposed upon the Trust Estate, or become due and payable, and which create, may create or appear to create a lien upon the Trust Estate, or any part thereof, or upon any Personal Property (all of which taxes, assessments and other governmental charges of like nature are hereinafter referred to as "Impositions") provided, however, that if, by law, any such Imposition is
 -----------
payable, or may at the option of the taxpayer be paid, in installments, Trustor may pay the same together with any accrued interest on the unpaid balance of such Imposition in installments as the same become due and before any fine, penalty, interest or cost may be added thereto for the nonpayment of any such installment and interest.

          (b) If at any time after the date hereof there shall be assessed or imposed (i) a tax or assessment on the Trust Estate in lieu of or in addition to the Impositions payable by Trustor pursuant to subparagraph (a) hereof, or (ii) a license fee, tax or assessment imposed on Beneficiary, and measured by or based in whole or in part upon the amount of the outstanding obligations secured hereby, then all such taxes, assessments or fees shall be deemed to be included within the term "Impositions" as defined in subparagraph (a) hereof, and Trustor shall pay and discharge the same as herein provided with respect to the payment of Impositions. Anything to the contrary herein notwithstanding, Trustor shall have no obligation to pay any franchise, estate, inheritance, income, excess profits or similar tax levied on Beneficiary or on the obligations secured hereby.

          (c) Subject to the provisions of subparagraph (d) of this Section 1.7,
                                                                    -----------
Trustor covenants to promptly furnish Beneficiary official receipts of the appropriate taxing authority, or other proof satisfactory to Beneficiary, evidencing the payments thereof, such as canceled checks.

          (d) Trustor shall have the right before any delinquency occurs to contest or object to the amount or validity of any such Imposition in accordance with Article II.

          (e) At any time following an Event of Default by Trustor hereunder and upon the written request of Beneficiary, Trustor shall deposit with Beneficiary monthly an amount equal to one-twelfth (1/12) of the annual Impositions reasonably estimated by Beneficiary to pay the installment of taxes next due on the Trust Estate. In such event Trustor further agrees to cause all bills, statements or other documents relating to Impositions to be sent or mailed directly to Beneficiary or such person as Beneficiary shall designate. Upon receipt of such bills, statements or other documents, and providing Trustor has deposited sufficient funds with Beneficiary pursuant to this Section 1.7,
                                                             -----------
Beneficiary shall pay such amounts as may be due thereunder out of the funds so deposited with Beneficiary. If at any time and for any reason the funds deposited with Beneficiary are or will be insufficient to pay such amounts as may then or subsequently be due, Beneficiary shall notify Trustor and Trustor shall immediately deposit an amount equal to such deficiency with Beneficiary. Notwithstanding the foregoing, nothing contained herein shall cause Beneficiary to be deemed a trustee of said funds or to be obligated to pay any amounts in excess of the amount of funds deposited with Beneficiary pursuant to this Section 1.7. Beneficiary may not
                                            -----------
commingle said reserve with its own funds and Trustor shall be entitled to any interest earned thereon pending disbursement or application hereunder. To the extent said reserve is not used to pay said annual Impositions, Beneficiary may impound or reserve for future payment of Impositions such portion of such payments as Beneficiary may in its sole and absolute discretion deem proper, applying the balance, if any, on the principal of or interest on the obligations secured hereby.

          Should Trustor fail to deposit with Beneficiary (exclusive of that portion of said payments which has been applied by Beneficiary on the principal of or interest on the obligations secured hereunder) sums sufficient to fully pay such Impositions at least 30 days before delinquency thereof, Beneficiary may, at Beneficiary's election, but without any obligation so to do, advance any amounts required to make up the deficiency. Said advances, if any, shall be secured hereby and shall be repayable to Beneficiary as herein elsewhere provided, or at Beneficiary's option, in its sole and absolute discretion, and without making any advance whatever, Beneficiary may apply any sums held by it upon any obligation of the Trustor secured hereby.

          Should any Event of Default occur or exist under the terms of the Loan Instruments, Beneficiary may, at any time at Beneficiary's option, in its sole and absolute discretion, apply any sums or amounts in its hands received pursuant hereto, or as rents or income of the Trust Estate or otherwise, upon any indebtedness or obligation of the Trustor secured hereby in such manner and order as Beneficiary may elect. The receipt, use or application of any such sums paid by Trustor to Beneficiary hereunder shall not be construed to affect the maturity of any indebtedness secured by this Deed of Trust or any of the rights or powers of Beneficiary or Trustee under the terms of the Loan Instruments or any of the obligations of Trustor under this Loan Instrument.

          (f) Trustor covenants and agrees not to suffer, permit or initiate the joint assessment of the real and personal property, or any other procedure whereby the lien of the real property taxes and the lien of the personal property taxes shall be assessed, levied or charged to the Trust Estate as a single lien.

          (g) If requested by Beneficiary, Trustor shall at its expense cause to be furnished to Beneficiary a tax reporting service covering the Trust Estate of the type and duration and with a company satisfactory to Beneficiary.

     1.8. Utilities. To pay or cause to be paid when due all utility
          ---------
charges which are incurred for the benefit of the Trust Estate or which may become a charge or lien against the Trust Estate for gas, electricity, water or sewer services furnished to the Trust Estate and all other assessments or charges of a similar nature, whether public or private, affecting the Trust Estate or any portion thereof, whether or not such taxes, assessments or charges are liens thereon.

     1.9. Actions Affecting Trust Estate. To appear in and contest any
          ------------------------------
action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; and to pay all costs and expenses, including cost of evidence of title and reasonable attorneys' fees, in any such action or proceeding-in which Beneficiary or Trustee may appear.

     1.10. Actions by Trustee and/or Beneficiary to Preserve Trust Estate.
           --------------------------------------------------------------
That should Trustor fail to make any payment or to do any act as and in the manner provided in any of the Loan Instruments, Beneficiary and/or Trustee, each in its own discretion, without obligation to do so, but with private notice to or demand upon Trustor and without releasing Trustor from any obligation, may make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof. In connection therewith (without limiting their general powers), Beneficiary and/or Trustee shall have and are hereby given the right, but not the obligation, (i) after the occurrence of an Event of Default, to enter upon and take possession of the Trust Estate; (ii) after the occurrence of an Event of Default, to make additions, alterations, repairs and improvements to the Trust Estate which they or either of them may consider necessary or proper to keep the Trust Estate in good condition and repair; (iii) to appear and participate in any action or proceeding affecting or which may affect the security hereof or the rights or powers of Beneficiary or Trustee; (iv) to pay, purchase, contest or compromise any encumbrance, claim, charge, lien or debt which in the judgment of either may affect or appears to affect the security of this Deed of Trust or be prior or superior hereto; and
(v) in exercising such powers, to pay necessary expenses, including employment of counsel or other necessary or desirable consultants. Trustor shall, immediately upon demand therefor by Beneficiary, pay all costs and expenses incurred by Beneficiary in connection with the exercise by Beneficiary of the foregoing rights, including without limitation costs of evidence of title, court costs, appraisals, surveys and reasonable attorneys' fees.

     1.11 Ground Leases.
          -------------

          (a) Trustor agrees to perform, or cause to be performed, in a timely manner, all of Trustor's obligations pursuant to the Ground Leases.

          (b) Trustor agrees to extend, or cause to be extended, to the maximum number of years permitted thereunder, the term of the Ground Leases, and to provide evidence of such action to Beneficiary.

          (c) Trustor agrees to enforce all of the agreements and obligations of the landlords under the Ground Leases.

          (d) Without the prior written consent of Beneficiary, Trustor will not
(i) modify or amend the Ground Leases or any of the terms thereof, (ii) agree with landlords to terminate the Ground Leases, or (iii) consent to any termination of the Ground Leases by landlords.

     1.12 Eminent Domain. That should the Trust Estate, or any part thereof
          ---------------
or interest therein, be taken or damaged by reason of Condemnation, or in any other manner, or should Trustor receive any notice or other information regarding same Trustor shall give prompt written notice thereof to Beneficiary.

          (a) In the event of a total taking of the Trust Estate, Beneficiary shall be entitled to all Awards (only to the extent of debt secured by the Note) and shall be entitled at its option to commence, appear in and prosecute in its own name any action or proceedings. Subject to Trustor's written approval, which approval shall not be unreasonably withheld, Beneficiary shall also be entitled to make any compromise or settlement in connection with such taking or damage. All such Awards (only to the extent of debt secured by the Note) are hereby assigned to Beneficiary and Trustor agrees to execute such further assignments of the Awards as Beneficiary or Trustee may require. Any Award in excess of the debt secured by the Note shall be given to Trustor.

          (b) In the event of a partial taking of the Trust Estate, Trustor at its cost shall accomplish all necessary restoration up to but not exceeding the amount of the Award payable to Trustor. All Awards payable by reason of a partial taking shall (i) if greater than $500,000, be paid to Beneficiary and held by Beneficiary and (ii) if less than such amount, be paid to Trustor or its designee and held by Trustor or such designee. All such proceeds shall be held in trust and shall be made available for reconstruction or repair, as the case may be, of any damage to or destruction of the Trust Estate, or any portion thereof. All awards held by Beneficiary shall be disbursed pursuant to the provisions of Section 1.4.2 of this Deed of Trust.
              -------------

     1.13 Additional Security. That, in the event Beneficiary at any time
          --------------------
holds additional security for any of the obligations secured hereby, it may enforce the sale therefor otherwise realize upon the same, at its option, either before or concurrently herewith or after a sale is made hereunder.

     1.14. Appointment of Successor Trustee. That Beneficiary may, from
           --------------------------------
time to time, by a written instrument executed and acknowledged by Beneficiary, mailed to Trustor and recorded in the County in which the Trust Estate is located and by otherwise complying with the provisions of the applicable law of the State of Nevada, substitute a successor or successors to the Trustee named herein or acting hereunder.

     1.15. Successors and Assigns. That this Deed of Trust applies to,
           ----------------------
inures to the benefit of and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term "Beneficiary" shall mean the owner and holder of the Note, whether or not named
------------
as Beneficiary herein.

     1.16. Inspections. That Beneficiary, or its agents, representatives or
           -----------
workmen upon 48 hours' written notice to Trustor, are authorized to enter at any reasonable time upon or in any part of the Trust Estate for the purpose of inspecting the same and for the purpose of performing any of the acts it is authorized to perform under the terms of any of the Loan Instruments. Beneficiary, its agents, representative and/or workmen shall use all reasonable efforts to minimize any disturbance to Trustor's operations caused by such entry. During any such entry, Trustor shall have the right to have a representative accompany Beneficiary, its agents, representatives and/or workmen. Beneficiary shall indemnify, defend, protect and hold harmless Trustor from all damages, liabilities, claims, judgments, actions, attorneys' fees, consultants' fees, costs and expenses arising from any entry upon the Trust Estate pursuant to this Section 1.15.
                                       ------------

     1.17. Liens Encumbrances and Other Title Matters.
           ------------------------------------------

           1.17.1. Liens. Subject to the provisions of Article II hereof,
                   -----                               ----------
Trustor will not directly or indirectly create or allow to be created or to remain, and will promptly discharge, or caused to be discharged at its expense, any lien, encumbrance, attachment, title retention agreement or claim upon the Property or any attachment, levy, claim or encumbrance in respect of the Trust Estate or rents on the Property, not including, however:

           (a) this Deed of Trust;

           (b) the Lease;

           (c) restrictions, liens and other encumbrances which are consented to in writing by Beneficiary, or any easements granted pursuant to the provisions of the Lease;

           (d) liens for Impositions or for sums resulting from noncompliance with Legal Requirements so long as (1) the same are not yet payable or are payable without the addition of any fine or penalty or (2) such liens are in the process of being contested as permitted by Article II; and

           (e) liens of mechanics, laborers, materialmen, suppliers or vendors for sums either disputed (provided that such liens are in the process of being contested as permitted by Article II) or not yet due.

           1.17.2. Encroachments and Other Title Matters. Subject to the
                   -------------------------------------
provisions of Article II of this Deed of Trust, if any of the Improvements shall, at any time, encroach upon any property, street or right-of-way adjacent to the Property, or shall violate the agreements or conditions contained in any lawful restrictive covenant or other agreement affecting the Property, or any part thereof, or shall impair the rights of others under any easement or right-of-way to which the Property is subject, or the use of the Property is impaired, limited or interfered with by reason of the exercise of the right of surface entry or any other rights under a Deed of Trust or reservation of any oil, gas, water or other minerals, then Trustor shall promptly protect, indemnify, save harmless and defend Beneficiary from and against all losses, liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including reasonable attorneys' fees and expenses) based on or arising by reason of any such encroachment, violation or impairment and in such case, in the event of an adverse final determination, either (i) obtain, or cause to be obtained, valid and effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation or impairment, whether the same shall affect Trustor or Lessee; or (ii) make, or cause to be made, such changes in the Improvements, and take, or cause to be taken, such other actions, as Trustor in the good faith exercise of its judgment deems reasonably practicable, to remove such encroachment, and to end such violation or impairment, including, if necessary, the alteration of any of the Improvements, and in any event take all such actions as may be necessary in order to be able to continue the operation of the Improvements for the Primary Intended Use substantially in the manner and to the extent the Improvements were operated prior to the assertion of such violation or encroachment. Trustor's obligations under this Section 1.17.2 shall be in addition to and shall in no way charge or
           --------------
diminish any obligation of any insurer under any policy of title or other insurance.

     1.18.  Trustee's Powers. At any time, or from time to time, without
            ----------------
liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed of Trust and the Note secured hereby for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby or the effect of this Deed of Trust upon the remainder of said Trust Estate, Trustee may (i) reconvey any part of said Trust Estate, (ii) consent in writing to the making of any map or plat thereof, (iii) join with Trustor in granting any easement thereon, or (iv) join with Trustor in any extension agreement or any agreement subordinating the lien or charge hereof.

     1.19. Beneficiary's Powers. Without affecting the liability of any
           --------------------
other person liable for the payment of any obligation herein mentioned, and without affecting the lien or charge of this Deed of Trust upon any portion of the Property not then or theretofore released as security for the full amount of all unpaid obligations, Beneficiary may, from time to time and without notice
(i) release any person so liable, (ii) extend the maturity or alter any of the terms of any such obligation, (iii) grant other indulgences, (iv) release or reconvey, or cause to be released or reconveyed at any time at Beneficiary's option any parcel, portion or all of the Trust Estate, (v) take or release any other or additional security for any obligation herein mentioned, or (vi) make compositions or other arrangements with debtors in relation thereto.

     1.20. Tradenames. At the request of Beneficiary, Trustor shall execute
           ----------
a certificate in form satisfactory to Beneficiary listing the tradenames under which Trustor intends to operate the Trust Estate, and representing and warranting that Trustor does business under no other tradenames with respect to the Trust Estate. Trustor shall immediately notify beneficiary in writing of any change in said tradenames, and shall, upon request of Beneficiary, execute any additional financing statements and other certificates revised to reflect the change in tradename.

     1.21. Easement and Other Agreements. That Trustor shall faithfully
           -----------------------------
perform each and every obligation assumed under any reciprocal agreement, easement agreement, operating agreement, parking agreement and/or other agreement affecting the Property or any portion thereof. All such material agreements shall be satisfactory in form and substance to Beneficiary and, if Beneficiary so requests, Trustor's rights and interests under any such agreement shall be assigned to Beneficiary. Failure by Trustor to perform any obligation under any such agreement and such failure is not cured within 3 days shall constitute a default hereunder.

     1.22. Survival of Warranties. To filly and faithfully satisfy and
           ----------------------
perform the obligations of Trustor contained in the Loan Instruments, and each agreement of Trustor incorporated by reference therein or herein, and any modification or amendment thereof. All representations, warranties and covenants of Trustor contained therein or incorporated by reference therein or herein shall survive the finding of the loan evidenced by the Note and shall remain continuing obligations, warranties and representations of Trustor during any time when any portion of the obligations secured by this Deed of Trust remain outstanding.

     1.23. Environmental Covenants. That Trustor shall at all times comply
           -----------------------
with the following requirements:

          (a) Trustor shall not cause, permit or suffer any Hazardous Material to be brought upon, treated, kept, stored, disposed of, discharged, released, produced, manufactured, generated, refined or used upon, about or near the Property or any portion thereof by Trustor, its agents, employees, contractors, or invitees, or any other person, except in compliance with applicable law.

          (b) Trustor shall not cause, permit or suffer the existence or the commission by Trustor, its agents, employees, contractors, or invitees, or by any other person of material violation of any Environmental Law upon, about or beneath the Property or any portion thereof.

          (c) Trustor shall not create or suffer to exist with respect to the Property, or permit any of its agents to create or suffer to exist any lien, security interest or other charge or encumbrance of any kind in favor any governmental authority regarding the presence of any Hazardous Material or a violation of Environmental Law, including without limitation, any lien imposed pursuant to section 107(f) of the Superfund Amendments and Reauthorization Act of 1986 (42 U.S.C. Section 9607(1)) or any similar state statute.

          (d) Trustor shall promptly take, or cause to be taken, all actions required by any federal, state or local governmental agency or political subdivision or reasonably necessary to mitigate Environmental Damages or to allow full economic use of the Property, which requirements or necessity arise from the presence upon, about or beneath the Property, of a Hazardous Material or a violation of Environmental Law for which Trustor is alleged to be liable. Such actions shall include, but not be limited to, the investigation of the environmental condition of the Property, the preparation of any feasibility studies, reports or remedial plans, and the performance of any cleanup, remediation, containment, operation, maintenance, monitoring or restoration work, whether on or off of the Property. Trustor shall take, or cause to be taken, all actions necessary to restore the Property to a condition allowable under applicable law or governmental policies following the introduction of Hazardous Material upon, about or beneath the Property. Trustor shall proceed continuously and diligently with such investigatory and remedial actions, provided that in all cases such actions shall be in accordance with all applicable requirements of governmental entities. Any such actions shall be performed in a good, safe and workmanlike manner and shall minimize any impact on the business conducted at the Property. Trustor shall pay, or cause to be paid, all costs in connection with such investigatory and remedial activities, including but not limited to all power and utility costs, and any and all taxes or fees that may be applicable to such activities, to the extent that such costs are not paid or incurred by third parties. Trustor shall promptly provide, or cause to be provided, to Beneficiary copies of testing results and reports in Trustor's possession (or that are reasonably available to Trustor) that are generated in connection with the above activities. Promptly upon completion of such investigation and remediation, Trustor shall permanently seal or cap all monitoring wells and test holes to industrial standards in compliance with applicable federal, state and local laws and regulations, remove all associated equipment, and restore the Property to the maximum extent possible, which shall include, without limitation, the repair of any surface damage, including paving, caused by such investigation or remediation hereunder.

          (e) Immediately upon Trustor's learning, or having reasonable cause to believe, that any Hazardous Material in a quantity sufficient to require remediation under applicable law is located in, on or under the Property or any adjacent property, Trustor shall notify Beneficiary in writing of (a) any enforcement, cleanup, removal, or other governmental or regulatory action instituted, completed or threatened; (b) any written claim made or threatened by any Person against Trustor or the Property relating to damage, contribution, cost recovery, compensation, loss, or injury resulting from or claimed to result from any Hazardous Material; and (c) any reports made to any federal, state or local environmental agency arising out of or in connection with any Hazardous Material in or removed from the Property, including any complaints, notices, warnings or asserted violations in connection therewith. Receipt of such notice shall not be deemed to create any obligation on the part of Beneficiary to defend or otherwise respond to any such notification.

     1.24. Use of Property. That the uses of the Property shall be limited
           ---------------
as follows:

           1.24.1.  Use. Trustor shall use the Property and the improvements
                    ---
thereon for its Primary Intended Use and for such other uses as may be necessary or incidental to such use. Trustor shall not use the Property or any portion thereof, or permit the Property to be used, for any other use without the prior written consent of Beneficiary, which consent shall not be unreasonably withheld. No use shall be made or permitted to be made of the Property, and no acts shall be done, which will cause the cancellation of any insurance policy covering the Property or any part thereof, nor shall Trustor sell or otherwise provide to patrons, or permit to be kept, used or sold in or about the Property any article which may be Prohibited by law or by the standard form of fire insurance Policies, or any other insurance policies required to be Carried hereunder, or fire underwriters regulations. Trustor shall, at its sole cost, comply with all of the requirements pertaining to the Property or other improvements of any insurance board, association, organization or company necessary for the maintenance of insurance, as herein provided, covering the Property and the Personal Property or Lessee's Personal Property.

           1.24.2.  Specific Prohibited Uses. Trustor shall not use or occupy or
                    ------------------------
permit the Property to be used or occupied nor do or permit anything to be done in or on the Property, in a manner which would or might (i) violate any law, rule or regulation or Legal Requirement, (ii) (except as permitted pursuant to the Lease), cause structural injury to any of the Improvements or (iii) constitute a public or private nuisance or waste. Trustor shall not allow any Hazardous Material to be located in, on or under the Property, or any adjacent property, or incorporated in the Facility or any improvements thereon except in compliance with applicable law (including any Environmental Law). Trustor shall not allow the Property to be used as a landfill or a waste disposal site, or a manufacturing, distribution or disposal facility for any Hazardous Materials. Trustor shall neither suffer nor permit the Property or any portion thereof or the Personal Property to be used in such a manner as (i) might reasonably tend to impair Trustor's title thereto or to any portion thereof, or (ii) may reasonably make possible a claim or claims of adverse usage or adverse possession by the public, as such, or of implied dedication of the Property or any portion thereof, or (iii) is in material violation of any applicable Environmental Law.

     1.25.  Legal Requirements. Subject to Article II regarding permitted
            ------------------
contests, Trustor shall promptly (a) comply, or cause to be complied, with all Legal Requirements and Insurance Requirements in respect of the use, operation, maintenance, repair and restoration of the Property, whether or not compliance therewith shall require structural changes in any of the Improvements or interfere with the use and enjoyment of the Property; and (b) procure, maintain and comply with all licenses and other authorizations required for any use of the Property then being made, and for the proper erection, installation, operation and maintenance of the Property or any part thereof.

                                  ARTICLE II.

                              PERMITTED CONTESTS

          Trustor, or Lessee on behalf of Trustor, may contest, by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any Imposition or any Legal Requirement or Insurance Requirement or any lien, attachment, levy, encumbrance, charge or claim not otherwise permitted by Section 1.17. provided that:
                                           ------------

          (a) in the case of an unpaid Imposition, lien, attachment, levy, encumbrance, charge or claim, the commencement and continuation of such proceedings shall suspend the collection thereof from Trustor and from the property, and neither the Property nor any rents therefrom nor any part thereof or interest therein would be in any danger of being sold, forfeited, attached or lost pending the outcome of such proceedings;

          (b) in the case of a Legal Requirement, Trustor would not be subject to criminal or material civil liability for failure to comply therewith pending the outcome of such proceedings. Nothing herein, however, shall permit Trustor to delay compliance with any requirement of an Environmental Law to the extent such non-compliance poses an immediate threat of injury to any Person or to the public health or safety or of material damage to any real or personal property;

          (c) in the case of a Legal Requirement and/or an Imposition, lien, encumbrance or charge, Trustor shall give or cause to be given such reasonable security, if any, as may be demanded by Beneficiary to insure ultimate payment of the same and to prevent any sale or forfeiture of the affected Property or the rents by reason of such non-payment or noncompliance;

          (d) no such contest shall interfere in any material respect with the use or occupancy of the Property;

          (e) in the case of an Insurance Requirement, the coverage required by
Section 1.3 shall be maintained; and
-----------

          (f) if such contest be finally resolved against Trustor or Lessee, as applicable, Trustor or Lessee shall, promptly pay the amount required to be paid, together with all interest and penalties accrued thereon, or comply with the applicable Legal Requirement or Insurance Requirement.


                                  ARTICLE III.

               ASSIGNMENT OF LEASES, RENTS, ISSUES AND PROFITS

          (a) Trustor hereby immediately and absolutely grants, transfers and assigns to Beneficiary Trustor's entire interest in and to the Lease, written or oral, and all agreements for the use and occupancy of all or any portion of the premises, together with any and all extensions and renewals thereof and any and all further leases, including subleases, upon all or any part of the premises, and rent therein reserved, and any and all guarantees thereof, which may now or hereinafter exist (all of such leases, agreements, subleases, guarantees and tenancies being hereafter collectively referred to as the "leases" and
                                                           ------
individually as a "lease").
                   -----

          (b) Trustor warrants that it is the sole owner of the entire lessor's interest in the leases; that the leases are valid and enforceable and have not been altered, modified or amended in any manner whatsoever; that the lessees named therein are not in default under any of the terms, covenants or conditions thereof; that no rent reserved in the leases has been assigned or anticipated and that no rent for any period subsequent to the date hereof has been collected in advance of the time when the same became due under the terms of the leases.

          (c) Trustor covenants with Beneficiary to observe and perform all the obligations imposed upon the lessor under the leases and not to do or permit to be done anything to impair the security thereof; not to collect any of the rent, income and profits arising or accruing under the leases or from the premises described in this Deed of Trust in advance of the time when the same shall become due; not to execute any other assignment of lessor's interest in the leases or assignment of rents arising or accruing from the leases or from the premises described in this Deed of Trust.

          (d) So long as there shall exist no Event of Default, Trustor shall have the right to collect at the time of, but not prior to the date provided for the payment thereof, all rents, income and profits arising under the leases or from the premises described therein and to retain, use and enjoy the same, and all other rights of Trustor under the leases.

          (e) While an Event of Default exists, Beneficiary without in any way waiving such default may at its option without notice and without regard to the adequacy of the security for the principal sum, interest and indebtedness evidenced by the Note or secured hereby, either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court, take possession of the premises described in the leases and/or this Deed of Trust and have, hold, and cause to be managed, leased and operated the same on such terms and for such period of time as Beneficiary may deem proper and either with or without taking possession of the premises in its own name, demand, sue for or otherwise collect and receive all rents, income and profits of the premises, including those past due and unpaid with full power to make from time to time all alterations, renovations, repairs or replacements thereto or thereof as may seem proper to Beneficiary and to apply such rents, income and profits to the payment of: (a) all expenses of managing the premises, including, without limitation, the salaries' fees and wages of a managing agent and such other employees as Beneficiary may deem necessary or desirable and all expenses of operating and maintaining the premises, including, without limitation, all taxes, charges, claims, assessments, water and sewer charges, any liens, and premiums for all insurance which Beneficiary may deem necessary or desirable, and the cost of all alterations, renovations, repairs or replacements, and all expenses incident to taking and retaining possession of the premises; and (b) the principal sum, interest and indebtedness evidenced by the Note or secured hereby, together with all costs and attorneys' fees, in such order of priority as to any of the items mentioned in this paragraph (d) as Beneficiary shall determine in its sole discretion, and collection of the rents, issues, income and profits and the application thereof as herein provided shall not be considered a waiver of any default by Trustor under the Note or this Deed of Trust or under the leases.

          (f) Beneficiary shall not be liable for any loss sustained by Trustor resulting from Beneficiary's failure to let the premises after an Event of Default or from any other act or omission of Beneficiary in causing the premises to be managed after default unless such loss is caused by the active negligence, willful misconduct or bad faith of Beneficiary. Nor shall Beneficiary be obligated to perform or discharge nor does Beneficiary hereby undertake to perform or discharge any obligation, duty or liability under the leases or under or by reason of this Article III and Trustor shall, and does hereby agree, to indemnify Beneficiary for, and to hold Beneficiary harmless from, any and all liability, expense, loss or damage which may or might be incurred under the leases or under or by reason of this Article III and from any and all claims
                                     -----------
and demands whatsoever which may be asserted against Beneficiary by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in the leases except those resulting from Beneficiary's active negligence, willful misconduct or bad faith. Should Beneficiary incur any such liability under the leases or under or by reason of this Article III or in defense of any such claims or demands, the
                  -----------
amount thereof, including costs, expenses and reasonable attorneys' fees shall be secured hereby and Trustor shall reimburse Beneficiary therefor immediately upon demand and upon the failure of Trustor so to do Beneficiary may, at its option, declare all sums evidenced by the Note or secured hereby immediately due and payable. And it is further understood that this Article III shall not
                                                    -----------
operate to place responsibility for the control, care, management or repair of the premises upon Beneficiary, nor for the carrying out of any of the terms and conditions of the leases; nor shall it operate to make Beneficiary responsible or liable for any waste committed on the property by the tenants or any other parties, or for any dangerous or defective condition of the premises, or for any negligence in the management, upkeep, repair or control of the premises resulting in loss or injury or death to any tenant, licensee, employee or stranger.

                                  ARTICLE IV.

                              SECURITY AGREEMENT

          4.1.  Creation of a Security Interest. Trustor hereby grants to
                -------------------------------
Beneficiary a security interest in the Personal Property, including without limitation any and all property of similar type or kind hereafter located on or at the Property for the purpose of securing all obligations of Trustor contained in any of the Loan Instruments.

          4.2.  Warranties, Representations and Covenants of Trustor. Trustor
                ----------------------------------------------------
hereby warrants, represents and covenants as follows:

                (a) Except for the security interest granted hereby, Trustor is, and as to portions of the Personal Property to be acquired after the date hereof will be, the sole owner of the Personal Property, free from any adverse: lien, security interest, encumbrance or adverse claim thereon; of any kind whatsoever. Trustor will notify Beneficiary of, and will defend the Personal Property against, all claims and demands of all persons at any time claiming the same or any interest therein.

                (b) Trustor will not lease, sell, convey or in any manner transfer the Personal Property without the prior written consent of Beneficiary, except for replacements or in the ordinary course of business.

                (c) The Personal Property is not used or bought for personal, family or household purposes.

                (d) The Personal Property will be kept on or at the Property and Trustor will not remove the Personal Property from the Property without the prior written consent of Beneficiary, except such portions or items of Personal Property which are consumed or worn out in ordinary usage, all of which shall be promptly replaced by Trustor; provided, that Trustor may move items of Personal Property to another golf course facility owned by it, as long as Trustor promptly notifies Beneficiary in writing that such items of Personal Property have been moved and discloses the new location of such items.

                (e) Trustor maintains a chief executive office in the State of Oklahoma, and Trustor will immediately notify Beneficiary in writing of any change in its chief executive office as set forth in the beginning of this Deed of Trust.

                (f) At the request of Beneficiary, Trustor will join Beneficiary in executing one or more financing statements and all renewals and amendments thereof pursuant to the Uniform Commercial Code of the State of Nevada in form satisfactory to Beneficiary and will pay the cost of filing the same in all public offices wherever filing is deemed by Beneficiary to be necessary or desirable.

                (g) All covenants and obligations of Trustor contained herein relating to the Trust Estate shall be deemed to apply to the Personal Property whether or not expressly referred to herein.

                (h) This Deed of Trust constitutes a Security Agreement as that term is used in the Uniform Commercial Code of the State of Nevada.

                (i) A portion of the goods encumbered hereby are, or are to become, fixtures as that term is defined in Section 104.9313(l)(a) of the Uniform Commercial Code of the

State of Nevada.

                                  ARTICLE V.

                             REMEDIES UPON DEFAULT

          5.1. Events of Default. Any of the following events shall be deemed an
               -----------------
event of default hereunder (an "Event of Default"):
                                ----------------

               (a) if Trustor shall fail to make payment of any installment of principal or interest or any other sum secured hereby (including the Note) when the same becomes due and payable and such failure is not cured within 3 days;

               (b) a defined "Event of Default" shall occur under any other Loan Document; or

               (c) if Trustor shall fail to make payment of any sum due and payable pursuant to the Ground Leases, or shall otherwise default with respect to its obligations thereunder, and such failure or default is not cured within 10 days after the same becomes due and payable;

               (d) if Trustor shall fail to make payment of any sum due and payable under the terms of the Third Party Loan, or shall otherwise default with respect thereto and such failure is not cured within 3 days;

               (e) if Trustor shall:

                          (i) admit in writing its inability to pay its debts generally as they become due,

                          (ii) file a petition in bankruptcy or a petition to take advantage of any insolvency act,

                          (iii) make an assignment for the benefit of its
                                creditors,

                          (iv)  be unable to pay its debts as they mature,

                          (v) consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or

                          (vi) file a petition or answer seeking reorganization or arrangement under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof;

               (f) if Trustor shall, on a petition in bankruptcy filed against it, be adjudicated as bankrupt or a court of competent jurisdiction shall enter an order or decree appointing without the consent of Trustor, a receiver of Trustor or of the whole or substantially all of its property, or approving a petition filed against it seeking reorganization or arrangement of Trustor under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof, and such judgment, order or decree shall not be vacated or set aside or stayed within 60 days from the date of the entry thereof;

               (g) if Trustor shall be liquidated or dissolved, or shall begin proceedings toward such liquidation or dissolution;

               (h) if an "Event of Default" under and as defined in the Lease occurs and is not cured within any applicable grace or cure period;

               (i) a default by Trustor in any payment of principal or interest on any obligations for borrowed money having a principal balance of $500,000 or more in the aggregate, or in the performance of any other provision contained in any instrument under which any such obligation is created or secured (including the breach of any covenant thereunder), if an effect of such default is that the holder(s) of such obligation cause such obligation to become due prior to its stated maturity;

               (j) a final, non-appealable judgment or judgments for the payment of money in excess of $500,000 in the aggregate not fully covered (excluding deductibles) by insurance shall be rendered against Trustor and the same shall remain undischarged, unvacated, unbonded or unstayed for a period of 60 consecutive days;

               (k) there occurred a breach of or default under any term, covenant, agreement, condition, provision, representation or warranty contained in the Note, this Deed of Trust or the Loan Agreement, and such breach or default continues uncured or unremedied 5 days after written notice to Trustor by, Beneficiary, provided that if such breach or default cannot with due diligence be cured within a period of 5 days, such breach or default shall not be an Event of Default if Trustor proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof; provided further, however, that the cure period shall not extend beyond 5 days as otherwise provided above if the facts or circumstances giving rise to the default are creating a further harm to Beneficiary or the Property and Beneficiary makes a good faith determination that Trustor is not undertaking remedial steps that Beneficiary would cause to be taken if Beneficiary were in possession of the Property;

               (l) if Trustor shall, without complying with the provisions of the Loan Documents related thereto, engage in a Transfer of the Property; or

               (m) if Trustor shall incur, or permit to be incurred, any Lien with respect to the Trust Estate or any portion thereof or interest therein, except as provided in Section 1.17 hereof.
                      ------------

          5.2. Acceleration Upon Default: Additional Remedies. In the event of
               ----------------------------------------------
any Event of Default, Beneficiary may declare all indebtedness secured hereby to be due and payable and the same shall thereupon become due and payable without any presentment, demand, protest or notice of any kind. Thereafter, Beneficiary may:

               (a) Either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon and take possession of the Trust Estate, or any part thereof, in its own name or in the name of Trustee, and do any acts which it deems necessary or desirable to preserve the value, marketability or rentability of the Trust Estate, or any part thereof or interest therein, increase the income therefrom or protect the security hereof and, with or without taking possession of the Trust Estate, sue for or otherwise collect the rents, issues and profits thereof, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection including reasonable attorneys, fees, upon any indebtedness secured hereby, all in such order as Beneficiary may determine. The entering upon and taking possession of the Trust Estate, the collection of such rents, issues and profits and the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done in response to such default or pursuant to such notice of default and, notwithstanding the continuance in Possession of the Trust Estate or the collection, receipt and application of rents, issues or profits, Trustee or Beneficiary shall be entitled to exercise every right provided for in any of the Loan Instruments or by law upon occurrence of any event of default, including the right to exercise the power of sale;

               (b) Commence an action to foreclose this Deed of Trust as a mortgage, appoint a receiver, or specifically enforce any of the covenants hereof;

               (c) Exercise any or all of the remedies available to a secured party under the Uniform Commercial Code of the State, including, but not limited to:

                        (1) Either personally or by means of a court appointed receiver, take possession of all or any of the Personal Property and exclude therefrom Trustor and all others claiming under Trustor, and thereafter hold, store, use, operate, manage, maintain and control, make repairs, replacements, alterations, additions and improvements to and exercise all rights and powers of Trustor in respect to the Personal Property or any part thereof. In the event Beneficiary demands or attempts to take possession of the Personal Property in the exercise of any rights under any of the Loan Instruments, Trustor promises and agrees to promptly turn over and deliver complete possession thereof to Beneficiary;

                        (2) Without notice to or demand upon Trustor, make such payments and do such acts as Beneficiary may deem necessary to protect its security interest in the Personal Property, including without limitation, paying, purchasing, contesting or compromising any encumbrance, charge or lien which is prior to or superior to the security interest granted hereunder, and in exercising any such powers or authority to pay all expenses incurred in connection therewith;

                        (3) Require Trustor to assemble the Personal Property or any portion thereof, at a place designated by Beneficiary and reasonably convenient to both parties, and promptly to deliver such Personal Property to Beneficiary, or an agent or representative designated by it. Beneficiary and its agents and representatives shall have the right to enter upon any or all of Trustor's premises and property to exercise Beneficiary's rights hereunder;

                        (4) Sell, lease or otherwise dispose of the Personal Property at public sale, with or without having the Personal Property at the place of sale, and upon such terms and in such manner as Beneficiary may determine. Beneficiary may be a purchaser at any such sale; and

                        (5) Unless the Personal Property is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Beneficiary shall give Trustor at least 10 days prior written notice of the time and place of any public sale of the Personal Property or other intended disposition thereof. Such notice may be mailed to Trustor at the address set forth at the beginning of this Deed of Trust.

               (d) Direct the Trustee to proceed to foreclose this Deed of Trust by exercise of the power of sale herein contained in accordance with the Nevada Revised Statutes Section 107.080 as the same may be amended from time to time.

               (e) Any other remedy permitted to be exercised by the beneficiary of a deed of trust or a secured party or both under the laws of the State of Nevada.

          5.3. Foreclosure By Power of Sale. If Beneficiary invokes the power of
               ----------------------------
sale herein contained, Trustee shall advertise and provide notice of sale of the Trust Estate for the time and in the manner provided by the NRS. Trustee shall then, without necessity of further demand upon Trustor, sell the Trust Estate at public auction for the highest total price bid in a form satisfactory to the Trustee at the time and place and under the terms designated in the notice of sale. Beneficiary or Beneficiary's designee may purchase the Trust Estate at any sale. Trustee shall deliver to the purchaser the Trustee's deed conveying all of the Trustee's right, title and interest in the Trust Estate so sold, but without any covenant or warranty, express or implied. Trustee shall apply the proceeds of the sale in accordance with the NRS. Trustee may postpone or cancel any sale of all or any portion of the Trust Estate in the manner provided by the NRS.

          5.4. Appointment of Receiver. If an Event of Default described in
               -----------------------
Section 5.1 of this Deed of Trust shall have occurred and be continuing,
-----------
Beneficiary, as a matter of right and without notice to Trustor or anyone claiming under Trustor, and without regard to the then value of the Trust Estate or the interest of Trustor therein, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers of the Trust Estate, and Trustor hereby irrevocably consents to such appointment and waives notice of any application therefor. Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of Beneficiary in case of entry as provided in Section 5.2 and shall
                                                      -----------
continue as such and exercise all such powers until the date of confirmation of sale of the Trust Estate unless such receivership is sooner terminated.

          5.5. Remedies Not Exclusive. Trustee and Beneficiary, and each of
               ----------------------
them, shall be entitled to enforce payment and performance of any indebtedness or obligations secured hereby and to exercise all rights and powers under this Deed of Trust or under any Loan Instrument or other agreement or any laws now or hereafter in force, notwithstanding some or all of the said indebtedness and obligations secured hereby may now or hereafter be otherwise secured whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Deed of Trust nor its enforcement whether by court action or pursuant to the power of sale or other powers herein contained, shall prejudice or in any manner affect Trustee's or Beneficiary's right to realize upon or enforce any other security now or hereafter held by Trustee or Beneficiary, it being agreed that Trustee and Beneficiary, and each of them, shall be entitled to enforce this Deed of Trust and any other security now or hereafter held by Beneficiary or Trustee in such order and manner as they or either of them may in their absolute discretion determine. No remedy herein conferred upon or reserved to Trustee or Beneficiary is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Loan Instruments to Trustee or Beneficiary or to which either of them may be otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Trustee or Beneficiary and either of them may pursue inconsistent remedies.

          5.6. Request for Notice. Trustor hereby requests a copy of any
               ------------------
notice of default and that any notice of sale hereunder be mailed to it at the address set forth in the first paragraph of this Deed of Trust.

          5.7. Charge for Statement. Trustor shall pay to Beneficiary the
               --------------------
maximum amount allowed by law for each statement requested by Trustor regarding the obligations secured by this Deed of Trust.

                                  ARTICLE VI.

                                 MISCELLANEOUS

          6.1. Governing Law. This Deed of Trust shall be governed by the
               -------------
internal laws of the State of Nevada. In the event that any provision or clause of any of the Loan Instruments conflicts with applicable laws, such conflicts shall not affect other provisions of such Loan Instruments which can be given effect without the conflicting provision, and to this end the provisions of the Loan Instruments are declared to be severable. This instrument cannot be waived, changed, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, discharge or termination is sought.

          6.2. Trustor Waiver of Rights. Trustor waives the benefit of all laws
               ------------------------
now existing or that hereafter may be enacted providing for (i) any appraisal before sale of any portion of the Trust Estate, and (ii) the benefit of all laws that hereafter may be enacted in any way extending the time for the enforcement of the collection of the Note or the debt evidenced thereby or creating or extending a period of redemption from any sale made in collecting said debt. To the fullest extent Trustor may do so, Trustor agrees that Trustor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Trustor, for Trustor, Trustor's heirs, devisees' representatives, successors and assigns, and for any and all persons ever claiming any interest in the Trust Estate, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the secured indebtedness and marshalling in the event of foreclosure of the liens hereby created. If any law referred to in this Section and now in force, of which Trustor, Trustor's heirs, devisees, representatives, successors and assigns or other person might take advantage despite this Section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this Section. Trustor expressly waives and relinquishes any and all rights and remedies which Trustor may have or be able to assert by reason of the laws of the state pertaining to the rights and remedies of sureties.

          6.3. Limitation of Interest. It is the intent of Trustor and
               ----------------------
Beneficiary in the execution of this Deed of Trust and the Note and all other instruments securing the Note to contact in strict compliance with the usury laws of the State of Nevada governing the loan evidenced by the Note. In furtherance thereof, Beneficiary and Trustor stipulate and agree that none of the terms and provisions contained in the Loan Instruments shall ever be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate in excess of the maximum interest rate permitted to be charged by the laws of the State of Nevada governing the loan evidenced by the Note. Trustor or any guarantor, endorser or other party now or hereafter becoming liable for the payment of the Note shall never be liable for unearned interest on the Note and shall never be required to pay interest on the Note at a rate in excess of the maximum interest that may be lawfully charged under the laws of the State of Nevada and the provisions of this Section shall control over all other provisions of the Note and any other instrument executed in connection herewith which may be in apparent conflict herewith. In the event any holder of the Note shall collect moneys which are deemed to constitute interest which would otherwise increase the effective interest rate on the Note to a rate in excess of that permitted to be charged by the laws of the State of Nevada, all such sums deemed to constitute interest in excess of the legal rate shall be immediately returned to the Trustor upon such determination.

          6.4. Statements by Trustor. Trustor, within 10 days after being given
               ---------------------
notice by mail, will furnish to Beneficiary a written statement stating the unpaid principal of and interest on the Note and any other amounts secured by this Deed of Trust and stating whether any offset or defense exists against such principal and interest.

          6.5. Reconveyance by Trustee. Upon written request of Beneficiary
               -----------------------
stating that all sums secured hereby have been paid, and upon surrender of this Deed of Trust and the Note to Trustee for cancellation and retention and upon payment by Trustor of Trustee's fees, Trustee shall reconvey to Trustor, or the person or persons legally entitled thereto, without warranty, any portion of the Trust Estate then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in any reconveyance may be described as "the person or persons legally entitled thereto."

          6.6. Notices. Whenever Beneficiary, Trustor or Trustee shall desire to
               -------
give or serve any notice, demand, request or other communication with respect to this Deed of Trust, each such notice, demand, request or other communication shall be in writing and shall be addressed and mailed in accordance with the provisions of the Loan Agreement.

          6.7. Acceptance by Trustee. Trustee accepts this Trust when this Deed
               ---------------------
of Trust, duly executed and acknowledged, is made a public record as provided by law.

          6.8. Captions. The captions or headings at the beginning of each
               ---------
Section hereof are for the convenience of the parties and are not a part of this Deed of Trust.

          6.9. Invalidity of Certain Provisions. If the lien of this Deed of
               --------------------------------
Trust is invalid or unenforceable as to any part of the debt, or if the lien is invalid or unenforceable as to any part of the Trust Estate, the unsecured or partially secured portion of the debt shall be completely paid prior to the payment of the remaining and secured or partially secured portion of the debt, and all payments made on the debt, whether voluntary or under foreclosure or other enforcement action or procedure, shall be considered to have been first paid on and applied to the full payment of that portion of the debt which is not secured or fully secured by the lien of this Deed of Trust.

          6.10. Subrogation. To the extent that proceeds of the Note are owed
                -----------
to pay any outstanding lien, charge or prior encumbrance against the Trust Estate, such proceeds have been or will be advanced by Beneficiary at Trustor's request and Beneficiary shall be subrogated to any and all rights and liens owed by any owner or holder of such outstanding liens, charges and prior encumbrances, irrespective of whether said liens, charges or encumbrances are released.

          6.11. No Merger. If both the lessor's and lessee's estates under any
                ---------
lease or any portion thereof which constitutes a part of the Trust Estate shall at any time become vested in one owner, this Deed of Trust and the lien created hereby shall not be destroyed or terminated by application of the doctrine of merger and, in such event, Beneficiary shall continue to have and enjoy all of the rights in and privileges of Beneficiary as to the separate estates. In addition, upon the foreclosure of the lien created by this Deed of Trust on the Trust Estate pursuant to the provisions hereof, any leases or subleases then existing and created by Trustor shall not be destroyed or terminated by application of the law of merger or as a matter of law or as a result of such foreclosure unless Beneficiary or any purchaser at any such foreclosure sale shall so elect. No act by or on behalf of Beneficiary or any such purchaser shall constitute a termination of any lease or sublease unless Beneficiary or such purchaser shall give written notice thereof to such tenant or subtenant.

          6.12. Due on Sale, Encumbrances etc. That (a) if at any time Trustor
                -----------------------------
should, without the prior consent in writing of Beneficiary, hypothecate or encumber (except as expressly permitted hereby) its interest in the Property or any part thereof, or if by operation of law the Trustor's interest in the Property or any part thereof be hypothecated or encumbered, or (b) if a sale of the Property shall occur, then Beneficiary may, at its option, declare all sums secured hereby immediately due and payable. Consent to such a transaction shall not be deemed to be a waiver of Beneficiary's right to require such consent to further or successive transactions.

          6.13. Use of Trust Estate. Trustor represents to Beneficiary that the
                -------------------
Trust Estate is not used principally for agricultural or farming purposes.

          6.14. Limitations on Recourse. Notwithstanding anything in this Deed
                -----------------------
of Trust to the contrary, Beneficiary's recourse for collection of any amounts due under the Loan Instruments shall be limited to the interest of Trustor (including any constituent partners of Trustor and, if Trustor is a trust, the trustees and beneficiaries of such trust, and all of their respective successors and assigns) in the Trust Estate under this Deed of Trust; provided, however, the foregoing exculpatory language shall not: (i) constitute a release, discharge or waiver of any indebtedness evidenced by the Note, this Deed of Trust or the Loan Agreement, but the same shall continue until satisfied or paid; (ii) affect any of the rights or liens of Beneficiary in and to the Trust Estate, or any part thereof, covered by this Deed of Trust, the Note or the Loan Agreement; (iii) affect any additional remedies and liens which Beneficiary has for the payment of the principal indebtedness, interest, or any other amount due under the Note, this Deed of Trust or the Loan Agreement, and for the enforcement of any rights which Beneficiary has under said instruments; or (iv) apply where Trustor has committed a fraud in connection with the Loan.

          6.15.  Partial Release of Collateral.  Trustor shall be entitled to a
                 -----------------------------
release and reconveyance of this Deed of Trust in connection with the Second Closing or otherwise provided that the following conditions are satisfied:

                 (a) At the time Trustor seeks a release of the lien of this Deed of Trust, there shall then be no uncured Event of Default under any of the Loan Instruments, and no event or circumstance which, with the giving of notice or passage of time, or both, would constitute an Event of Default under any of the Loan Instruments; and

                 (b) If a release is sought in connection with the Second Closing Trustor shall have paid to Beneficiary, prior to or concurrently with the release of the lien of this Deed of Trust, $9,648,535.49 of the principal balance of the Note on or before November 15, 1998; and

                 (c) If a release is sought other than in connection with the Second Closing Trustor shall have paid to Beneficiary, prior to or concurrently with the release of the lien of this Deed of Trust, the sum of (i) the entire unpaid principal balance of the Note, together with all accrued and unpaid interest thereon, and (ii) the Appreciation Participation as defined in the Note.

          6.16.  Effect of Partial Release.  If there is a partial release by
                 -------------------------
the Trustee of any portion of the Trust Estate, the Trustee and Beneficiary may look to the remainder of the Trust Estate as security for the full payment of the Note and all other obligations secured by this Deed of Trust.

          6.17.  Venue.  In the case of any dispute arising hereunder, venue
                 -----
will be determined in accordance with the provisions of the Loan Agreement.

          6.18.  Integration.  This Deed of Trust, the Note and the Loan
                 -----------
Agreement represent the entire embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, term sheets, agreements, representations and understandings, whether written or oral, relating to the subject matter hereof and may not be contradicted or varies by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto. There are no unwritten oral agreements among the parties hereto. There are no unwritten oral agreements among the parties thereto.

                           (signature page follows)

          IN WITNESS WHEREOF, Trustor has executed this Deed of Trust as of the date and year first above written.

                                   TRUSTOR:

                                   BADLANDS GOLD CLUB, INC.



                                   By: /s/ Elby J. Beal
                                      --------------------------
                                   Name:  Elby J. Beal
                                        ------------------------
                                   Its:   President
                                       -------------------------

                                ACKNOWLEDGMENT
                                --------------

STATE OF OKLAHOMA                     )
                                      )    SS:
COUNTY OF OKLAHOMA                    )


     The foregoing instrument was acknowledged before me this 15th day of August, 1998, by Elby J. Beal as the President of The Badlands Golf Club, Inc., a Nevada corporation.

                                         /s/ Carol Carrier
                                        --------------------------------------
                                        Notary Public

My Commission Expires:

   Aug. 2, 1999
--------------------
     (SEAL)

                                   EXHIBIT A
                                   ---------

                         Legal Description of the Land
                         -----------------------------

                                                                    LV-823615-RD

                                  DESCRIPTION
                                  -----------

ALL THAT REAL PROPERTY SITUATED IN THE COUNTY OF CLARK, STATE OF NEVADA, BOUNDED AND DESCRIBED AS FOLLOWS:

PARCEL I:

LOT FIVE (5) OF AMENDED PECCOLE WEST, AS SHOWN BY MAP THEREOF ON FILE IN BOOK
83 OF PLATS, PAGE 57, IN THE OFFICE OF THE COUNTY RECORDER, CLARK COUNTY, NEVADA RECORDS.

PARCEL IA:

AN EASEMENT FOR A CART PATH, PRIVATE ROADWAY AND WALKWAY WITH THE RIGHT OF INGRESS AND EGREES AS CREATED BY AN INSTRUMENT AND RECORDED DECEMBER 27, 1995 IN BOOK 951227 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA, AS DOCUMENT NO. 01654 OVER AND ACROSS THE FOLLOWING:

COMMENCING AT THE SOUTHWEST CORNER OF SAID SECTION 31 AS SHOWN ON A PARCEL MAP RECORDED IN FILE 76 OF PARCEL MAPS, PAGE 65 IN THE OFFICE OF THE CLARK COUNTY RECORDER, SAID POINT BEING THE CENTERLINE INTERSECTION OF CHARLESTON BLVD. AND HUALAPAI WAY; THENCE NORTH 06 DEGREES 05'57" WEST, ALONG THE CENTERLINE OF HUALAPAI WAY AND THE WEST LINE OF SAID SECTION 31, A DISTANCE OF 893.94 FEET; THENCE NORTH 83 DEGREES 54'03" EAST, A DISTANCE OF 50.00 FEET TO A POINT ON THE EAST LINE OF HUALAPAI WAY; THENCE NORTH 64 DEGREES 15'40" EAST, A DISTANCE OF
619.87 FEET; THENCE NORTH 72 DEGREES 29'37" EAST, A DISTANCE OF 496.92 FEET; THENCE SOUTH 68 DEGREES 25'40" EAST, A DISTANCE OF 319.98 FEET; THENCE SOUTH 87 DEGREES 40'02" EAST, A DISTANCE OF 513.23 FEET; THENCE NORTH 87 DEGREES 55'09" EAST, A DISTANCE OF 1033.86 FEET TO A POINT ON THE WEST LINE OF THE FUTURE PALACE COURT (A PRIVATE STREET) SAID POINT BEING THE POINT OF BEGINNING; THENCE NORTH 59 DEGREES 55'O5" EAST, A DISTANCE OF 90.00 FEET TO A POINT ON THE EAST LINE OF SAID PALACE COURT HEREINAFTER REFERRED TO AS POINT "A"; THENCE NORTH 30 DEGREES 04'55" WEST, ALONG THE SAID EAST LINE OF PALACE COURT A DISTANCE OF
248.13 FEET TO POINT ON A CURVE CONCAVE EASTERLY, HAVING A RADIUS OF 295.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 13 DEGREES 16'62"; THENCE NORTHERLY ALONG
SAID TANGENT CURVE, TO THE RIGHT AN ARC DISTANCE OF 68.38 FEET; THENCE SOUTH 81 DEGREES 53'08" WEST, A DISTANCE OF 90.80 FEET TO A POINT ON THE SAID WESTERLY LINE OF PALACE COURT BEING ON A CURVE CONCAVE EASTERLY, HAVING A RADIUS OF
385.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 15 DEGREES 15'20"; THENCE SOUTHEASTERLY ALONG SAID CURVE, FROM A RADIAL WHICH BEARS SOUTH 75 DEGREES 14'25" WEST, TO THE RIGHT AN ARC DISTANCE OF 107.96 FEET; THENCE SOUTH 30 DEGREES 04'55" EAST, ALONG SAID WESTERLY LINE OF PALACE COURT A DISTANCE OF
248.13 FEET TO THE POINT OF BEGINNING.

PARCEL IB:

                          ("CONTINUED ON NEXT PAGE")
                           ------------------------

                                                                    LV-823615-RD

AN EASEMENT FOR A CART PATH, PRIVATE ROADWAY AND WALKWAY WITH THE RIGHT OF INGRESS AND EGRESS AS CREATED BY AN INSTRUMENT RECORDED DECEMBER 27, 1995 IN BOOK 951227 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA, AS DOCUMENT NO. 01654 OVER AND ACROSS THE FOLLOWING:

COMMENCING AT THE AFORESAID POINT "A"; THENCE SOUTH 30 DEGREES 04'55" EAST, ALONG THE GOLF COURSE BOUNDARY AND THE EASTERLY LINE OF THE SAID PALACE COURT, A DISTANCE OF 41.50 FEET; THENCE SOUTH 30 DEGREES 04'58" EAST, A DISTANCE OF
376.81 FEET TO A POINT ON A CURVE CONCAVE WESTERLY HAVING A RADIUS OF 1245.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 23 DEGREES 02'44"; THENCE SOUTHEASTERLY ALONG SAID CURVE TO THE RIGHT AN ARC DISTANCE OF 500.76 FEET TO A POINT OF REVERSE CURVATURE WITH A CURVE CONCAVE NORTHEASTERLY HAVING A RADIUS OF 10.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 80 DEGREES 48'41"; THENCE FROM A RADIAL WHICH BEARS SOUTH 82 DEGREES 57'46" WEST, SOUTHEASTERLY ALONG CURVE TO THE LEFT AN ARC DISTANCE OF 14.10 FEET; THENCE SOUTH 87 DEGREES 50'55" EAST, TANGENT TO THE LAST CURVE, A DISTANCE OF 118.78 FEET TO A POINT OF BEGINNING OF A 40.00 FOOT WIDE EASEMENT BEING 20.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED LINE; THENCE SOUTH 02 DEGREES 09'05" WEST, ACROSS THE PRIVATE ACCESS ROAD TO PECCOLE WEST LOT 9, A DISTANCE OF 72.00 FEET; THENCE SOUTH 27 DEGREES 15'23" EAST, A DISTANCE OF 56.89 FEET; THENCE NORTH 66 DEGREES 59'15" EAST, A DISTANCE OF 113.93 FEET; THENCE SOUTH 54 DEGREES 05'43" EAST, A DISTANCE OF 73.85 FEET TO A POINT ON THE BOUNDARY LINE OF THE GOLF COURSE BEING THE POINT OF ENDING, THE POINT OF ENDING IS AT A POINT ON THE BOUNDARY WHICH BEARS SOUTH 64 DEGREES 47'20" WEST, A DISTANCE OF 33.15 FEET FROM THE SOUTHWEST CORNER OF LOT 9 AS SHOWN ON THE ALTA SURVEY MAP. THE SIDELINES OF THE AFORESAID EASEMENT SHALL BE LENGTHENED OR SHORTENED TO CREATE A CONTINUOUS STRIP OF LAND AND TERMINATE AT THE BOUNDARY LINES OF THE GOLF COURSE PROPERTY.

PARCEL II:

LOT 21 OF PECCOLE WEST LOT 10 AS SHOWN BY MAP THEREOF ON FILE IN BOOK 83 OF PLATS, PAGE 61, IN THE OFFICE OF THE COUNTY RECORDER, CLARK COUNTY, NEVADA.

                              * * * * * * * * * *



KMI

                                   EXHIBIT B
                                   ---------

                         Defined Terms: Interpretation
                         -----------------------------

Defined Terms. For all purposes of this Deed of Trust, except as otherwise
-------------
expressly provided or unless the context otherwise requires, the terms defined below have the meanings assigned to them below.

          Additional Charges: Means all (1) amounts, liabilities, obligations
          ------------------
and impositions which Trustor assumes or agrees to pay under the Note or this Deed of Trust and (2) in the event of any failure on the part of Trustor to pay any of those items referred to in clause (1) above, fines, penalties, interests and costs which may be added for nonpayment or late payment of such items.

          Affiliate: As applied to any Person, means any other Person directly
          ---------
or indirectly controlling, controlled by, or under common control with, that Person.

          Appreciation Participation: As defined in Section 3.1 of the Note.
          --------------------------                -----------

          Award: Means all compensation, sums or anything of value awarded, paid
          -----
or received on a total or partial Condemnation.

          Capital Improvements Advance: Means a loan in an amount of principal
          ----------------------------
up to $315,000 made on or prior to July 31, 1999 the proceeds of which will be used to fund Initial Capital Improvements to the Property (as defined in the Note).

          Code: The Internal Revenue Code of 1986, as amended.
          ----

          Condemnation: Means (a) the exercise of any governmental power,
          ------------
whether by legal proceedings or otherwise, by a Condemnor, and (b) a voluntary sale or transfer by Trustor to any Condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending.

          Condemnor: Means any public or quasi-public authority, or private
          ---------
corporation or individual, having the power of condemnation.

          Control: Means (including, with correlative meanings, the terms
          -------
"controlling" and "controlled by"), as applied to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.

          Deed of Trust: As defined in the Preamble.
          -------------                    --------

          Environmental Damages: Means all liabilities, obligations, claims,
          ---------------------
damages (including punitive damages), penalties, causes of action, demands, judgments, costs and expenses "including reasonable attorneys' fees and expenses), to the extent permitted by law, imposed upon or incurred by or asserted against Beneficiary or the Property by reason of any Environmental Law (irrespective of whether there has occurred any violation of any Environmental Law) in respect of the Property howsoever arising, without regard to fault on the part of Trustor.

          Environmental Law: Means all applicable statutes, regulations, rules,
          -----------------
ordinances, codes, licenses, permits, orders, demands, approvals, authorizations and similar items of all governmental agencies, departments, commissions, boards, bureaus or instrumentalities of the United States, states and political subdivisions thereof and all applicable judicial, administrative and regulatory decrees, judgments and orders relating to the protection of human health or the environment as in effect on the date hereof or as thereafter amended, including all requirements as of the date hereof, including but not limited to those pertaining to reporting, licensing, permitting, investigation, removal and remediation of emissions, discharges, releases or threatened releases of "Hazardous Materials," substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes whether solid, liquid or gaseous in nature, into the air, surface water, ground water or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of substances, pollutants, contaminants or hazardous or toxic substances, materials, or wastes, whether solid, liquid or gaseous in nature, including: (x) the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. (S)(S) 9601 et seq.), the Resource Conservation
                                         ------
and Recovery Act (42 U.S.C. (S)(S) 6901 et seq.), the Clean Air Act (42 U.S.C.
                                      ------
(S)(S) 7401 et seq.), the Federal Water Pollution Control Act (33 U.S.C. (S)
            ------
1251), the Safe Drinking Water Act (42 U.S.C. (S)(S) 300f et seq.), the Toxic
                                                          ------
Substances Control Act (15 U.S.C. (S)(S) 2601 et seq.), the Endangered Species
                                              ------
Act (16 U.S.C. (S)(S) 1531 et seq.), the Emergency Planning and Community
                           ------
Right-to-Know Act of 1986 (42 U.S.C: (S)(S) 11001 et seq.), and (y) analogous
                                                  ------
state and local provisions.

          Event of Default: As defined in Section 5.l.
          ----------------                -----------

          Facility: Means the Property consisting of a 27-hole golf course,
          --------
club house and relating facilities located on the Land.

          Fair Market Value: As defined in the Note.
          -----------------

          Full Replacement Cost: Means the actual replacement cost thereof from
          ---------------------
time to time including increased cost of construction endorsement, less exclusions provided in the normal fire insurance policy.

          Ground Leases: As defined in Granting Clause One.
          -------------                -------------------

          Hazardous Material: Means any chemical substance:
          ------------------

               (i) the presence of which requires investigation or remediation under any federal, state or local statute, regulation, ordinance, order, action or policy, administrative request or civil complaint under any of the foregoing or under common law;

               (ii) which is defined as a "hazardous waste" or "hazardous substance" under any federal, state or local statute, regulation or ordinance or amendments thereto as in effect as of the date hereof, or as thereafter amended, including the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 et seq.) and or the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.);

               (iii) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and as of the date hereof, or as thereafter amended, is regulated by any governmental authority, agency, department, commission, board, agency or instrumentality of the United States, or any state or any political subdivision thereof having or asserting jurisdiction over the Property;

               (iv) the presence of which on any of the Property causes a nuisance upon such Property or to adjacent properties or poses a hazard to the health or safety of persons on or about any of the Property;

               (v) the presence of which on adjacent properties constitutes a trespass by Trustor, Lessee or the Property; or

               (vi) which contains gasoline, diesel fuel or other petroleum hydrocarbons, polychlorinated biphenyls (PCBs) or asbestos or asbestos-containing materials or urea formaldehyde foam insulation; or

               (vii) radon gas.

          Impositions: As defined in Section 1.7(a).
          -----------                ---------------

          Insurance Requirements: All terms of any insurance policy required by
          ----------------------
this Deed of Trust and all requirements of the issuer of any such policy.

          Land: As defined in Granting Clause One.
          ----

          Lease: Means that certain Lease, dated as of August 18, 1998, between
          -----
Trustor and Lessee.

          Legal Requirements: All federal, state, county, municipal and other
          ------------------
governmental statutes, laws (including the Americans with Disabilities Act and any Environmental Laws) rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting either the Property or the construction, use or alteration thereof, whether now or hereafter enacted and in force, including any which may (i) require repairs, modifications or alterations in or to the Property; (ii) in any way adversely affect the use and enjoyment thereof, and all permits, licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Trustor, at any time in force affecting the Property; or (iii) require the cleanup or other treatment of any Hazardous Material.

          Lessee: American Golf Corporation, a California corporation.
          ------

          Lessee's Personal Property: All machinery, equipment, furniture,
          --------------------------
furnishings, movable walls or partitions, phone system, computers or trade fixtures or other personal property, and consumable inventory and supplies, owned by Lessee and used or useful in Lessee's business on the Property, including all items of furniture, furnishings, equipment, supplies and inventory, kitchen fixtures, bar equipment, flatware, lawn mowers and other gardening tools, tractors and other motorized vehicles, and golf carts, except items, if any, that are fixtures, as defined in Granting Clause Two.
                                                -------------------

          NGP: Means National Golf Operating Partnership, L.P., a Delaware
          ---
limited partnership.

          Note: Means the Secured Participating Promissory Note of even date
          ----
herewith of Trustor in favor of Beneficiary in the aggregate principle amount of $22,648,535.49].

          NRS: Means Nevada Revised Statutes.
          ---

          Officer's Certificate: A certificate of Trustor signed by an officer
          ---------------------
of Trustor.

          Overdue Rate: On any date, a rate equal to 2.00% above the Base
          ------------
Interest Rate (as such term is defined in the Note), but in no event greater than the maximum rate then permitted under applicable law.

          Person: Means and includes natural persons, corporations, limited
          ------
partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, Indian tribes or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

          Personal Property: As defined in Granting Clause Nine.
          -----------------                --------------------

          Primary Intended Use: Means the operation of a golf course, consisting
          --------------------
of the Facility, and other activities customarily associated with or incidental to the operation of a golf course, including sale or rental of golf-related merchandise at a golf professional's shop, sale of memberships, furnishing of lessons by a golf professional, of a driving range, and sales of food and beverages, including liquor sales.

          Property:  As defined in Granting Clause Two.
          --------                 -------------------

          Rents: As defined in Granting Clause Three.
          -----                ---------------------

          Second Closing: Means execution of loan documents on or before
          --------------
November 15, 1998 in connection with the Third Party Loan.

          State: Means the State of Nevada.
          -----

          Third Party Loan: As defined in the Note.
          ----------------

          Transfer of the Property: As defined in the Note.
          ------------------------

          Unsuitable For Its Primary Intended Use: A state or condition of the
          ---------------------------------------
Facility such that in the good faith judgment of Trustor, reasonably exercised, the Facility cannot be operated on a commercially practicable basis for its Primary Intended Use.

          Water Rights: Means certain water rights pertaining to the Property as
          ------------
described in Granting Clause Thirteen.
             ------------------------

          Interpretation. The foregoing defined terms include the plural as well
          --------------
as the singular. "Including" and variants thereof shall be deemed to mean "including without limitation." All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as at the time applicable. All references in this Deed of Trust to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Deed of Trust. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Deed of Trust as a whole and not to any particular Article, Section or other subdivision.